EXHIBIT INDEX


Exhibit
Number     Description
-------    -----------

  99       BankAmerica Corporation press release dated
           January 21, 1998 titled "BankAmerica Fourth
           Quarter Earnings."

                                                                      Exhibit 99

[BANKAMERICA CORPORATION LOGO APPEARS HERE]

BankAmerica Corporation                                                     News

                                                                    For release:



Contact:   Mike Zampa
           (415) 622-4524



                       BANKAMERICA FOURTH QUARTER EARNINGS

      SAN FRANCISCO, January 21, 1998 -- BankAmerica Corporation (BAC) today reported diluted earnings per common share for 1997 of $4.32, up 18 percent from $3.65 in 1996. Net income for 1997 was $3,210 million, up 12 percent from $2,873 million for 1996. The return on average common equity for 1997 was 16.69 percent, an increase of 169 basis points from 1996.

      BAC's diluted earnings per common share for the fourth quarter of 1997 were $1.12, an increase of 17 percent from $0.96 for the same period in 1996. Net income for the period was $812 million, up 9 percent from $747 million for the fourth quarter of 1996. The return on average common equity for the fourth quarter of 1997 was 16.68 percent, an increase of 144 basis points from the same period in 1996.

      Diluted cash earnings per common share for 1997 were $4.69, up 17 percent from $4.02 for 1996. Diluted cash earnings per common share for the fourth quarter of 1997 were $1.21, up 14 percent from $1.06 for the fourth quarter of 1996.

      The per share results include the effects of a two-for-one stock split which was effective June 2, 1997.

      "Our 1997 results demonstrate the financial discipline that has become a core competency at BankAmerica," said David A. Coulter, Chairman and Chief Executive Officer. "We displayed solid financial discipline throughout the year by actively managing capital, maintaining favorable operating leverage, and prudently managing risks. Our risk management processes were tested in the fourth quarter by the volatile market conditions in Asia. I feel confident that we have the risk management processes in place at BankAmerica to deal with current and future market fluctuations. Our loan loss reserves are nearly four times the level of nonaccrual assets."

      Coulter cited the following examples of active capital management during 1997 that are key to improving the corporation's return on equity:


                                 - more -

      o The completion of the sale of retail operations in Hawaii and the sale of our consumer finance company, Security Pacific Financial Services Inc.;

      o The decisions to exit our Midwest retail facilities and to sell BA Housing Services;

      o  The establishment of a strategic relationship with D.E. Shaw;

      o  The acquisition of Robertson Stephens and Company;

      o  The securitization of $2,150 million of credit card receivables;

      o The sale of $12.5 billion of residential first mortgages in the secondary market and $0.8 billion in loans from manufactured housing;

      o The delivery of $3.2 billion in conforming adjustable rate mortgage loans into a long-term Fannie Mae standby commitment;

      o The repurchase of 31.7 million shares of common stock and the redemption of Series H, K, L, M and N preferred stock, which reduced stockholders' equity by $3,653 million.


    FINANCIAL HIGHLIGHTS:

      o Net interest income for the fourth quarter of 1997 was down $23 million from the same period in 1996. BAC's net interest margin for the fourth quarter of 1997 was 3.90 percent, down 23 basis points from the comparable period in 1996 primarily due to a change in the mix of assets and liabilities and to securitizations.

      o  Noninterest income for the fourth quarter of 1997 increased
         $132 million from the same period in 1996. Excluding the effect of a $147 million nontaxable gain on the initial public offering of BA Merchant Services, Inc. (BPI-NYSE) common stock during the fourth quarter of 1996, noninterest income would have increased
         $279 million, or 21 percent, from the fourth quarter of 1996. The fourth-quarter 1997 amounts included growth in other fees and commissions of $195 million, due in large part to the acquisition of Robertson Stephens and Company. In addition, income from private equity investment activities increased $80 million, and gain on sales of loans increased $73 million. However, these increases were partially offset by a decrease of $71 million in trading income due to the recent volatile conditions in emerging markets. In addition, other income decreased primarily due to reductions in dividends on investment securities of $50 million and in gain on sale of leased property of $26 million.



                                  - Page 2 -

      o Noninterest expense for the fourth quarter of 1997 was $2,209 million, a decrease of $41 million from the same period in 1996. Excluding the effect of a $280 million pre-tax restructuring charge during the fourth quarter of 1996, noninterest expense would have increased $239 million from the fourth quarter of 1996. This increase was partially attributable to increased salaries expense of $134 million, primarily associated with the acquisition of Robertson Stephens and Company.

      o The provision for credit losses was $220 million for the fourth quarter of 1997, down $40 million from the previous quarter and remained the same as the fourth quarter of 1996. Net credit losses, which included a large recovery from a single borrower, were $214 million for the fourth quarter of 1997.

      o Nonaccrual assets were $899 million at December 31, 1997, a decrease of $31 million, or 3 percent, from September 30, 1997, and a decrease of $219 million, or 20 percent, from December 31, 1996.

      o In connection with BAC's ongoing efforts to effectively manage capital, BAC repurchased 7.4 million shares of its common stock during the fourth quarter of 1997 at an average per-share price of $74.57, which reduced stockholders' equity by approximately
          $550 million. These shares were repurchased on the open market over 56 trading days and represented approximately 7 percent of the total volume of BAC common stock traded on those days. Remaining buyback authority for common stock under the current repurchase program totaled $1.8 billion at December 31, 1997.

      o On December 15, 1997, BAC redeemed all outstanding shares of its 8 1/2% Cumulative Preferred Stock, Series N, which reduced stockholders' equity by $234 million. Remaining buyback authority for preferred stock under the current repurchase program totaled $191 million at December 31, 1997.


                                   - Page 3 -

      This press release contains forward-looking statements conveying management's expectations as to the future. These statements are subject to uncertainties, including those discussed in "Forward-Looking Statements" in BAC's most recent report on Form 10-K, that may cause actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

                       (end of text, tables follow)


       This earnings report and other material of interest to investors can be found on the shareholder resources section of BankAmerica's Internet web site @http://www.BankAmerica.com/shareholder@



                                 - Page 4 -

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights

                                     Table 1
                     Summary of Results and Statistical Data

                                                Fourth     Third     Fourth
    (dollar amounts in millions,               Quarter   Quarter    Quarter
    except per share data)                        1997      1997       1996
                                               -------   -------    -------

 1  Net income                                  $  812    $  819     $  747
 2  Earnings per common share/a/                  1.15      1.14       0.98
 3  Diluted earnings per common
      share/a/                                    1.12      1.11       0.96

    Rate of return (based on net income) on:
 4     Average common equity                     16.68%    16.82%     15.24%
 5     Average total assets                       1.24      1.26       1.21
 6  Net interest margin/b/                        3.90      4.06       4.13

 7  Full-time-equivalent staff
       at period end (in thousands)               77.0      76.0       78.0
 8  Employees at period
        end (in thousands)                        90.5      89.5       92.1

                                                                 Year Ended
                                                                December 31
                                                         ------------------
                                                           1997        1996
                                                         ------      ------

 9  Net income                                           $3,210      $2,873
10  Earnings per common share/a/                           4.45        3.72
11  Diluted earnings per common share/a/                   4.32        3.65

    Rate of return (based on net income) on:
12    Average common equity                               16.69%      15.00%
13    Average total assets                                 1.25        1.19
14  Net interest margin/b/                                 4.06        4.23
---------------------------------------------------------------------------

/a/Restated to reflect the implementation of Statement of Financial
   Accounting Standards No. 128, "Earnings per Share" (SFAS No. 128) and a two-for-one stock split effective June 2, 1997.
/b/The  net  interest  margin  is  computed  on  a  tax-equivalent basis.
   The taxable-equivalent basis adjustments to net interest income were $5 million, $9 million, and $6 million, for the fourth quarter of 1997, the third quarter of 1997, and the fourth quarter of 1996, respectively, and $26 million, and $17 million for the years ended December 31, 1997 and 1996, respectively.

                    BankAmerica Corporation and Subsidiaries
                            Financial Highlights

                                      Table 2
                    Summary of Results Excluding the Effects
                       of Amortization of Intangibles/a/

                                              Fourth        Third        Fourth
     (dollar amounts in millions,            Quarter      Quarter       Quarter
     except per share data)                     1997         1997          1996
                                             -------      -------       -------

  1  Net income excluding
       amortization of intangibles            $  879       $  884          $815
  2  Diluted cash earnings per
       common share/b/                          1.21         1.20          1.06
  3  Rate of return on average
       common equity                           18.09%       18.20%        16.71%

                                                                     Year Ended
                                                                    December 31
                                                        -----------------------
                                                          1997             1996
                                                        -------         -------
  4  Net income excluding
       amortization of intangibles                      $3,474           $3,145
  5  Diluted cash earnings per
       common share/b/                                    4.69             4.02
  6  Rate of return on average
       common equity                                     18.11%           16.52%
-------------------------------------------------------------------------------

/a/For  purposes  of this  table,  amortization  amounts  are  related  to those intangibles that are deducted from Tier 1 capital under regulatory guidelines. Amortization amounts excluded from this table totaled $67 million, $65 million, and $68 million, for the fourth quarter of 1997, the third quarter of 1997, and the fourth quarter of 1996, respectively, and $264 million and $272 million for the years ended December 31, 1997 and 1996, respectively.
/b/Restated to be consistent with the requirements of SFAS No. 128 and a two-for-one stock split effective June 2, 1997.

================================================================================

                                Table 3
                       Tier 1 Capital Generation


                                                                     Year Ended
                                                                    December 31
                                                         ----------------------
     (in millions)                                          1997           1996
                                                         -------        -------
     Generation:
 1      Net income                                       $ 3,210        $ 2,873
 2      Amortization of intangibles                          264            272
 3      Common stock issuances and other                     706            391
 4      Trust preferred securities issued                    396          1,477
                                                         -------        -------
 5         Total generation                                4,576          5,013

     Applications:
 6      Common stock dividends                              (853)          (780)
 7      Preferred stock dividends                           (100)          (185)
 8      Common stock repurchased                          (2,025)        (1,351)
 9      Preferred stock redeemed                          (1,347)          (680)
                                                         -------        -------
10         Total applications                             (4,325)        (2,996)

11      Capital attributed to growth
           in risk-weighted assets                          (757)/a/     (1,131)
                                                          ------        -------

12         Net capital generated (applied)                $ (506)       $   886
                                                           ======       =======
--------------------------------------------------------------------------------

/a/Amount is preliminary.

                     BankAmerica Corporation and Subsidiaries
                              Financial Highlights

                                  Table 4
                           Stock and Capital Data

    (dollar amounts in millions,            Dec. 31       Sept. 30    Dec. 31
    except per share data)                     1997           1997       1996
                                            -------       --------    -------

 1 Book value per common share               $27.94         $27.51   $  26.00/a/
   Common stock cash dividends:
 2   Quarter ended                              211            212        193
 3   Year-to-date                               853            642        780
   Preferred stock cash dividends:
 4   Quarter ended                               14             22         44
 5   Year-to-date                               100             86        185
 6 Number of common shares
     outstanding (in thousands)             688,057        693,468    710,534/a/
   Average number of common shares
        outstanding (in thousands):
 7   Quarter ended                          690,878        695,835    715,609/a/
 8   Year-to-date                           699,189        701,959    722,373/a/
   Average number of diluted
     common shares outstanding
     (in thousands)/b/:
 9   Quarter ended                          714,409        718,384    731,022/a/
10   Year-to-date                           719,777        721,566    736,055/a/
11 Common equity to total assets               7.39%          7.41%      7.37%
12 Tier 1 risk-based capital ratio             7.52/c,d/      7.64       7.77
13 Total risk-based capital ratio             11.55/c,d/     11.60      11.79
14 Tier 1 risk-based capital               $ 17,291/c,d   $ 17,161   $ 17,044
15 Total risk-based capital                  26,556/c,d/    26,071     25,880
16 Risk-weighted assets                     229,858/c,d/   224,657    219,483
-------------------------------------------------------------------------------

/a/Restated to reflect a two-for-one stock split effective June 2, 1997. /b/Reflects the implementation of SFAS No. 128.
/c/Amounts are preliminary.
/d/Includes BAC's broker/dealer subsidiary.


===============================================================================


                                     Table 5
                    Selected Average Balance Sheet Components

                                           Fourth       Third      Fourth
                                          Quarter     Quarter     Quarter
   (in millions)                             1997        1997        1996
                                         --------    --------    --------

 1 Available-for-sale securities         $ 12,878    $ 11,984    $ 11,763
 2 Held-to-maturity securities              3,621       3,753       4,160
 3 Loans                                  165,769     165,852     161,545
 4 Earning assets                         216,115     216,154     206,315
 5 Total assets                           258,588     257,380     245,477
 6 Deposits                               171,303     170,279      162,813
 7 Interest-bearing liabilities           185,360     178,933     170,046
 8 Common equity                           18,968      18,787      18,374
 9 Total equity                            19,774      20,022      20,616

                    BankAmerica Corporation and Subsidiaries
                               Financial Highlights

                                      Table 6
                                  Business Sectors


                                              Year Ended December 31, 1997/a/
    (dollar amounts            -------------------------------------------
    in billions except                                    Return
    for net income,                    Average   Average      on   Expense
    which is                      Net    Total     Total  Common        to
    in millions)               Income   Assets  Deposits  Equity   Revenue/b/
                               ------  -------  --------  ------   -------

 1  Consumer banking           $1,458     $ 94      $100   16.77%    58.08%
 2  U.S. Corporate and
       international
       banking                    900      105        49   13.48     52.62
 3  Middle-market
       banking                    383       25         8   19.44     40.70
 4  Commercial real
       estate                     228       10         2   32.42     25.21
 5  Wealth management              73        5         7   17.85     60.89
 6  All other                     168       17         3     NM        NM
                               ------     ----      ----

 7     Total                   $3,210     $256      $169   16.69%    54.34%
                               ======     ====      ====


                                              Year Ended December 31, 1996/a/
                               -------------------------------------------
                                                           Return
                                        Average   Average      on   Expense
                                   Net    Total     Total  Common        to
                                Income   Assets  Deposits  Equity   Revenue/b/
                                ------  -------  --------  ------   -------

 1   Consumer banking           $1,097     $ 94       $97   11.89%    60.35%
 2   U.S. Corporate and
        international
        banking                    891       95        45   14.43     58.19
 3   Middle-market
        banking                    374       23         7   19.97     42.47
 4   Commercial real
        estate                     206       10         2   26.95     29.01
 5   Wealth management              62        4         7   15.26     64.99
 6   All other                     243       16         4     NM        NM
                                 -----     ----      ----

 7      Total                   $2,873     $242      $162   15.00%    56.86%
                                ======     ====      ====
--------------------------------------------------------------------------------

/a/Amounts  are  preliminary.  For  comparability  purposes,  both 1997 and
   1996 amounts reflect BAC's business-sector  allocation methodologies in effect at  December 31, 1997.
/b/Excludes net other real estate owned expense,  amortization  of intangibles, and expenses associated with trust preferred securities.
NM - Not meaningful.

                       BankAmerica Corporation and Subsidiaries
                                Financial Highlights

                                    Table 7
                             Trading-Related Income

                                         Fourth       Third     Fourth
                                        Quarter     Quarter    Quarter
    (in millions)                          1997/a/     1997       1996
                                        -------     -------    -------

    Trading income:
 1     Interest rate products             $ (28)       $ 24      $  19
 2     Foreign exchange contracts           139         106         64
 3     Debt instruments                     (48)         93         51
                                           ----        ----       ----
 4        Total trading income             $ 63        $223       $134
                                           ====        ====       ====

    Other trading-related income/b/:
 5     Interest rate products              $ 15        $  6       $ 13
 6     Foreign exchange contracts             -           1          3
 7     Debt instruments                      73          49         53
                                           ----        ----       ----
 8        Total other trading-related
             income                        $ 88        $ 56       $ 69
                                           ====        ====       ====


                                                            Year Ended
                                                           December 31
                                                  --------------------
                                                    1997/a/       1996
                                                  ------        ------

     Trading income:
 9      Interest rate products                      $ 25          $ 56
10      Foreign exchange contracts                   444           316
11      Debt instruments                             223           258
                                                    ----          ----
12         Total trading income                     $692          $630
                                                    ====          ====

     Other trading-related income/b/:
13      Interest rate products                      $ 43          $ 31
14      Foreign exchange contracts                     7            20
15      Debt instruments                             219           208
                                                    ----          ----
16         Total other trading-related
              income                                $269          $259
                                                    ====          ====
----------------------------------------------------------------------

/a/Detailed breakouts of total amounts are preliminary.
/b/Primarily includes the net interest revenue associated with the respective products.

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights

                                     Table 8
                      Impact of Credit Card Securitization

                                                    Fourth Quarter 1997/a/
                             ------------------------------------------
                                     Before
     (dollar amounts            Credit Card     Credit Card
     in millions)            Securitization  Securitization    Reported
                             --------------  --------------    --------

    Operating Results:
 1   Net interest income           $  2,184         $   (77)   $  2,107
 2   Credit card fees                   119             (17)        102
 3   Other noninterest income         1,470              59 /b/   1,529
                                   --------         -------    --------
 4      Total revenue                 3,773             (35)      3,738
 5   Noninterest expense              2,209               -       2,209
                                   --------         -------    --------
 6      Income before provision
           for credit losses and
           income taxes               1,564             (35)      1,529
 7   Provision for credit
        losses                          272             (52)/c/     220
                                   --------        -------     --------
 8      Income before income
           taxes                   $  1,292        $    17     $  1,309
                                   ========       ========     ========

 9   Net interest margin               3.98%         (0.08)%       3.90%

     Balance Sheet Data at
        Period End:
10   Credit card loans
        outstanding                $ 10,318        $(3,621)   $   6,697
11   Total assets                   263,780         (3,621)     260,159

     Average Balance
        Sheet Data:
12   Credit card loans               10,024         (3,132)       6,892
13   Earning assets                 219,247         (3,132)     216,115
14   Total assets                   261,720         (3,132)     258,588

15   Net credit losses - credit
        card portfolio                 164             (52)         112

     Selected Financial Ratios:
16   Annualized ratio of net
        credit losses on credit
        card loans to average credit
        card loans outstanding        6.46%          (0.05)%       6.41%
17   Delinquent credit card
        loan ratio/d/                 2.89           (0.04)        2.85
-----------------------------------------------------------------------

/a/Includes the effects of  accumulated  credit card  securitizations of $3,621 million at December 31, 1997.
/b/Includes $17 million associated with the requirements of Statement of Financial Accounting Standards No. 125,
   "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities."
/c/Represents  charge-offs  on the investor's  share.
/d/60 days or more past due.

                    BankAmerica Corporation and Subsidiaries
                              Financial Highlights

                                     Table 9
                                Loan Outstandings

                                         Dec. 31    Sept. 30    Dec. 31
   (in millions)                            1997        1997       1996
                                        --------    --------   --------

    Domestic
    Consumer:
 1     Residential first mortgages      $ 31,749    $ 34,279  $  37,459
 2     Residential junior mortgages       14,847      14,915     14,743
 3     Other installment                  18,418      18,432     16,979
 4     Credit card/a/                      6,697       7,050      8,707
 5     Other individual lines of credit    1,937       1,939      1,948
 6     Other                                 461         442        401
                                        --------    --------    -------
 7        Total consumer                  74,109      77,057     80,237

    Commercial:
 8     Commercial and industrial          36,602      34,082     33,404
 9     Loans secured by real estate       12,897      12,833     12,488
10     Financial institutions              3,485       3,452      3,109
11     Lease financing                     2,892       2,700      2,542
12     Construction and development
         loans secured by real estate      2,206       2,257      2,252
13     Loans for purchasing or carrying
          securities                       2,668       2,000      1,941
14     Agricultural                        1,824       1,774      1,696
15     Other                               1,896       1,745      1,270
                                        --------    --------   --------
16        Total commercial                64,470      60,843     58,702
                                        --------    --------   --------
17           Total domestic loans        138,579     137,900    138,939

    Foreign
18  Commercial and industrial             18,484      18,260     16,394
19  Banks and other financial
       institutions                        3,904       4,295      3,958
20  Governments and official
       institutions                          840         861        970
21  Other                                  5,304       5,670      5,154
                                        --------    --------   --------
22        Total foreign loans             28,532      29,086     26,476
                                        --------    --------   --------

23           Total loans                $167,111    $166,986   $165,415
                                        ========   ========    ========
------------------------------------------------------------------------

/a/Excludes outstanding securitized credit card receivables of $3,621 million, $2,971 million, and $1,471 million at December 31, 1997, September 30, 1997, and December 31, 1996, respectively.

                   BankAmerica Corporation and Subsidiaries
                       Financial Highlights

                                    Table 10
                          Selected Credit Quality Data

                                          Dec. 31  Sept. 30    Dec. 31
   (dollar amounts in millions)              1997      1997       1996
                                         --------  --------   --------
    Nonaccrual assets:
 1     Commercial and industrial             $214      $263     $  289
 2     Commercial loans secured by real
         estate                               104       136        206
 3  Construction and development
         loans secured by real estate          30        39         95
 4     Consumer                               393       378        415
 5     Foreign                                158       114        113
                                             ----      ----     ------
 6           Total nonaccrual assets         $899      $930     $1,118
                                             ====      ====     ======

 7   Restructured loans                      $274      $285     $  302
 8   Loans past due 90 days or more
        and still accruing interest/a/        203       197        235
 9   Other real estate owned                  205       197        353
10   Allowance for credit losses to
        total loans                          2.09%     2.10%      2.13%
11   Allowance for credit losses to
        total nonaccrual assets            389.31    376.70     315.11
     Annualized ratio of net credit
        losses to average total loan
        outstandings:
12      Quarter ended                        0.51      0.62       0.51
13      Year-to-date                         0.54      0.55       0.58
----------------------------------------------------------------------

/a/Includes consumer loans of $189 million, $177 million, and $187 million at December 31, 1997, September 30, 1997, and
   December 31, 1996, respectively.

======================================================================


                               Table 11
                    Analysis of Change in Nonaccrual Assets

                                Fourth     Third    Second     First
                               Quarter   Quarter   Quarter   Quarter
    (in millions)                 1997      1997      1997      1997
                               -------   -------   -------   -------

  1 Balance, beginning
      of period                   $930      $861    $1,030    $1,118

    Additions:
  2   Loans placed on
        nonaccrual status          127       244       103       108

    Deductions:
 3  Sales                          (18)      (26)     (103)       (3)
 4  Restored to
       accrual status              (34)      (31)      (38)      (75)
 5  Foreclosures                     -         -        (1)       (8)
 6  Charge-offs                    (57)      (47)      (20)      (10)
 7  Other, primarily
       payments                    (49)      (71)     (110)     (100)
                                  ----    ------    ------    ------

 8      Balance, end of period    $899    $  930    $  861    $1,030
                                  ====    ======    ======    ======

                     BankAmerica Corporation and Subsidiaries
                              Financial Highlights

                                     Table 12
                          Net Credit Losses (Recoveries)

                                         Fourth      Third    Fourth
                                        Quarter    Quarter   Quarter
   (in millions)                           1997       1997      1996
                                       --------   --------  --------

   Domestic consumer:
 1   Residential first mortgages          $  2        $  4      $  7
 2   Residential junior mortgages            9           7        12
 3   Credit card                           112         122       104
 4   Other installment                      68          63        64
 5   Other individual lines of credit       22          19        17
 6   Other                                   5           5         4
   Domestic commercial:
 7   Commercial and industrial              12          46         -
 8   Loans secured by real estate           (2)          2        (3)
 9   Construction and development
       loans secured by real estate         15           1         1
10   Financial institutions, lease
       financing, loans for purchasing
       or carrying  securities,
       and agricultural                    (75)         (5)        1
                                          ----         ----     ----
11        Total domestic                   168          264      207
12 Foreign                                  46           (5)       -
                                          ----         ----     ----

13          Total net credit losses       $214         $259     $207
                                          ====         ====     ====


====================================================================


                                 Table 13
              Domestic Consumer Loan Delinquency Information/a/

                                      Dec. 31    Sept. 30    Dec. 31
   (dollar amounts in millions)          1997        1997       1996
                                     --------    --------   --------
    Delinquent consumer loans:
 1    Residential first mortgages        $417        $431       $477
 2    Residential junior mortgages         44          44         62
 3    Credit card                         191         192        206
 4    Other                               137         134        129
                                         ----        ----       ----
 5       Total delinquent
           consumer loans                $789        $801       $874
                                         ====        ====       ====

    Delinquent consumer loan ratios/b/:
 6    Residential first mortgages        1.31%       1.26%      1.27%
 7    Residential junior mortgages       0.30        0.29       0.42
 8    Credit card                        2.85        2.72       2.36
 9    Other                              0.66        0.65       0.67
10       Total delinquent consumer
             loan ratio                  1.06%       1.04%      1.09%
                                         ====        ====       ====
--------------------------------------------------------------------

/a/60 days or more past due.
/b/Ratios represent delinquent balances expressed as a percentage of total loans for that loan category.

                 BankAmerica Corporation and Subsidiaries
                           Financial Highlights


                                Table 14
         Allocation of Allowance for Credit Losses by Loan Type/a/

                                                                  December 31
                                     ----------------------------------------
                                            1997                 1996
                                     -------------------   ------------------
                                                 Percent              Percent
   (dollar amounts                              of Loan              of Loan
   in millions)                      Allowance  Category  Allowance  Category
                                     ---------  --------  ---------  --------
   Domestic consumer:
 1   Residential first
        mortgages                        $  86      0.27%     $  110     0.29%
 2   Residential junior
        mortgages                          112       0.75        165     1.12
 3   Credit card                           411       6.13        385     4.42
 4   Other consumer                        822       3.95        755     3.91

   Domestic commercial:
 5   Commercial and industrial/b/          513       1.25        528     1.44
 6   Loans secured by
       real estate                         189       1.46        208     1.67
 7   Financial institutions                 11       0.32          4     0.12
 8   Lease financing                        32       1.11         45     1.79
 9   Construction and
       development loans
         secured by real estate             48       2.16         73     3.26
10   Agricultural                           21       1.15         43     2.53
11 Foreign                               1,005       3.52        425     1.61
12 Unallocated                             250          -        782        -
                                        ------                ------

13     Total                            $3,500       2.09%    $3,523     2.13%
                                        ======                ======
--------------------------------------------------------------------------------

/a/Includes the allowance for credit losses on impaired loans of $81 million and $115 million at December 31, 1997 and 1996, respectively. While management has allocated the allowance to various portfolio segments, it is general in nature and is available for the loan portfolio in its entirety.
/b/Includes the allowance for credit losses for commercial and industrial loans, loans for purchasing or carrying securities, and other commercial loans.

================================================================================


                                 Table 15
                 Composition of Allowance for Credit Losses

                                                                   December 31
                                                          --------------------
                                                            1997          1996
                                                          ------        ------
    Special Mention and Classified:
 1    Historical loss experience                          $  353         $  349
 2    Credit management
        allocated component                                  592            426
                                                          ------         ------
 3         Total special mention
             and classified                                 945            775

    Other:
 4    Domestic consumer                                    1,432          1,414
 5    Domestic commercial                                    282            252
 6    Foreign                                                591            300
                                                          ------         ------
 7         Total allocated                                 3,250          2,741

 8  Unallocated                                              250           782
                                                          ------        ------

 9             Total                                      $3,500        $3,523
                                                          ======        ======


                   BankAmerica Corporation and Subsidiaries
                              Financial Highlights


                                  Table 16
                        Regional Foreign Exposures

  (in millions)                                            December 31, 1997
                      ------------------------------------------------------
                                   Cross Border Loans
                      -------------------------------
                              Total                       Net Local
                      Cross-border                Medium   Currency
   Region/                Outstand-     Short-  and Long  Outstand-
   Country                    ings/a/    Term       Term       ings/b/  Other/c/
                         -----------    -----   --------  ---------   -------
 Asia
 1   China                    $  653   $  383      $  58     $    2    $  210
 2   Hong Kong                 1,328      498        202        345       283
 3   India                     1,191      142        212        546       291
 4   Indonesia                   684      136        230         81       237
 5   Japan                     2,626      205        207      1,442       772
 6   Korea (South)             2,838      691         87        208     1,852
 7   Malaysia                    532      249         85        156        42
 8   Pakistan                    351        2          6        312        31
 9   Philippines                 601      184         67          -       350
10   Singapore                 1,512      322         54        624       512
11   Taiwan                      865      565        182          -       118
12   Thailand                    881      436        182        166        97
13   Other                        73       50          8         10         5
                              ------   ------     ------     ------    ------
14      Total                 14,135    3,863      1,580      3,892     4,800

Central and
  Eastern Europe
15   Russia
       Federation                426       33          5          -       388
16   Other                       287       41         77         10       159
                            --------    -----     ------     ------    ------
17        Total                  713       74         82         10       547

Latin America
18   Argentina                 1,365      288        247        354       476
19   Brazil                    2,202      741        240        791       430
20   Chile                     1,516      339        742        426         9
21   Colombia                    584      112        287        144        41
22   Mexico                    3,839      803        831/d/     340     1,865
23   Venezuela                   384       73          -          -       311
24   Other                       139        -          4          -       135
                            --------   ------     ------     ------    ------
25      Total                 10,029    2,356      2,351      2,055     3,267

26        Total              $24,877   $6,293/e/  $4,013     $5,957    $8,614
                             =======   ======     ======     ======    ======
--------------------------------------------------------------------------------

/a/Amounts are  preliminary.  Includes the following  assets with borrowers in a foreign country: loans, accrued interest, acceptances, interest-bearing deposits in banks, trading account assets, available-for-sale and held-to-maturity securities, other interest-earning investments and other monetary assets. Amounts also include local currency outstandings that are not funded by local currency borrowings, and available-for-sale and held-to-maturity securities that are collateralized by U.S. Treasury securities. Amounts do not include unrealized gains on off-balance-sheet instruments which totaled $10,929 million for consolidated BAC. For the countries in this table, these gains totaled $3,426 million, including $1,429 and $527 million for Japan and Thailand, respectively. No other country individually exceeded $400 million in total unrealized gains.
/b/Represents local currency assets in a foreign country that are neither hedged nor funded by local currency borrowings. These amounts do not necessarily reflect the results of BAC's foreign currency management activities and therefore, BAC's net foreign exchange exposures in the respective currencies are typically significantly smaller.
/c/Includes the following:
   - Available-for-sale and held-to-maturity securities that are collateralized by U.S. Treasury securities as follows: Mexico $1,024 million, Venezuela $233 million, Philippines $20 million, and Latin America Other $87 million. Held-to-maturity securities amounted to $1,067 million with a fair value of $1,091 million.
   - Accrued interest receivable, acceptances, interest-bearing deposits in banks, trading account assets, other interest-earning investments, and other short-term monetary assets.
/d/Includes a $30 million  loan that is  collateralized
   by  zero-coupon  U.S. Treasury securities.
/e/Total loans include nonaccrual loans of $110 million.

                BankAmerica Corporation and Subsidiaries
                       Financial Highlights


                            Table 17
                  Performance by Geographic Area

                                                     Total       Year ended
                                                   Assets      December 31/a/
     (in millions)                    Year     at Dec. 31/a/    Net Income
                                      ----     ----------     ------------
 1   Domestic                         1997       $211,487           $3,070
                                      1996        205,105            2,394

 2   Asia                             1997         23,956             (218)
                                       1996         20,353              224

  3  Europe, Middle East,
       and Africa                     1997         20,414              143
                                      1996         22,339              107

  4  Latin America and
       the Caribbean                   1997          2,075              194
                                       1996          1,582              121

 5   Canada                           1997          2,227               21
                                      1996          1,374               27

 6   Total Foreign                     1997         48,672              140
                                       1996         45,648              479

 7   BankAmerica Corporation           1997        260,159            3,210
                                       1996        250,753            2,873
--------------------------------------------------------------------------------

/a/Amounts are preliminary.

                    BankAmerica Corporation and Subsidiaries
                      Consolidated Statement of Operations

                                          Fourth      Third        Fourth
                                         Quarter    Quarter       Quarter
     (in millions)                          1997       1997          1996
                                         -------    -------       -------
     Interest Income
 1   Loans, including fees                $3,430     $3,522        $3,388
 2   Interest-bearing
       deposits in banks                     104        107           145
 3   Federal funds sold                       10         14             7
 4   Securities purchased under
       resale agreements                     233        208           144
 5   Trading account assets                  340        323           270
 6   Available-for-sale and held-to-
        maturity securities                  290        277           284
                                          ------     ------        ------
 7         Total interest income           4,407      4,451         4,238

     Interest Expense
 8   Deposits                              1,501      1,502         1,406
 9   Federal funds purchased                  21         11            20
10   Securities sold under
       repurchase agreements                 256        227           155
11   Other short-term borrowings             269        268           254
12   Long-term debt                          253        249           273
                                          ------     ------        ------
13         Total interest expense          2,300      2,257         2,108
                                          ------     ------        ------
14         Net interest income             2,107      2,194         2,130
15   Provision for credit losses             220        260           220
                                          ------     ------        ------
16         Net interest income
              after  provision
              for credit losses            1,887      1,934         1,910

     Noninterest Income
17   Deposit account fees                    362        364           364
18   Credit card fees                        102         96            94
19   Trust fees                               75         62            57
20   Other fees and commissions              565        424           370
21   Trading income                           63        223           134
22   Private equity investment
       activities                            188        140           108
23   Net gain on sales of loans               93         53            20
24   Net gain on sales of
       subsidiaries and operations            34        139             5
25   Net gain on available-for-sale
       securities                             49         33            20
26   Gain on issuance of
       subsidiary's stock                      -          -           147
27   Other income                            100        136           180
                                          ------     ------        ------
28         Total noninterest income        1,631      1,670         1,499

     Noninterest Expense
29   Salaries                                968        892           834
30   Employee benefits                       153        177           167
31   Occupancy                               192        192           193
32   Equipment                               188        182           184
33   Professional services                   134        107            95
34   Communications                           95         95            92
35   Amortization of intangibles              90         88            92
36   Regulatory fees and
       related expenses                       (1)        10             2
37   Restructuring charges                     -          -           280
38   Other expense                           390        489           311
                                          ------     ------        ------
39         Total noninterest
             expense                       2,209      2,232         2,250
                                          ------     ------        ------
40           Income before
               income taxes                1,309      1,372         1,159
41   Provision for income taxes              497        553           412
                                          ------     ------        ------

42                 Net Income             $  812     $  819        $  747
                                          ======     ======        ======

                    BankAmerica Corporation and Subsidiaries
                      Consolidated Statement of Operations

                                                                 Year Ended
                                                                December 31
                                                      ----------------------
    (in millions)                                        1997           1996
                                                      -------        -------
    Interest Income
 1  Loans, including fees                             $13,872        $13,363
 2  Interest-bearing deposits in banks                    415            453
 3  Federal funds sold                                     41             29
 4  Securities purchased under
      resale agreements                                  776            653
 5  Trading account assets                              1,230          1,001
 6  Available-for-sale and held-to-
      maturity securities                               1,123          1,160
                                                      -------        -------
 7       Total interest income                         17,457         16,659

    Interest Expense
 8  Deposits                                           5,793          5,359
 9  Federal funds purchased                                64             79
10  Securities sold under repurchase
      agreements                                          810            695
11  Other short-term borrowings                        1,099            883
12  Long-term debt                                      1,022          1,056
                                                      -------        -------
13       Total interest expense                         8,788          8,072
                                                      -------        -------
14       Net interest income                            8,669          8,587
15  Provision for credit losses                           950            885
                                                      -------        -------
16       Net interest income after
           provision for credit losses                  7,719          7,702

    Noninterest Income
17  Deposit account fees                                1,447          1,399
18  Credit card fees                                      378            355
19  Trust fees                                            255            229
20  Other fees and commissions                          1,781          1,383
21  Trading income                                        692            630
22  Private equity investment activities                  510            427
23  Net gain on sales of loans                            249             89
24  Net gain on sales of
      subsidiaries and operations                         213            180
25  Net gain on available-for-sale
      securities                                          116             61
26  Gain on issuance of subsidiary's stock                  -            147
27  Other income                                          487            512
                                                      -------        -------
28       Total noninterest income                       6,128          5,412

    Noninterest Expense
29  Salaries                                            3,572          3,291
30  Employee benefits                                     708            773
31  Occupancy                                             753            757
32  Equipment                                             725            702
33  Professional services                                 398            344
34  Communications                                        379            363
35  Amortization of intangibles                           358            373
36  Regulatory fees and related expenses                   29            123
37  Restructuring charges                                   -            280
38  Other expense                                       1,599          1,335
                                                      -------        -------
39       Total noninterest expense                      8,521          8,341
                                                      -------        -------
40            Income before income taxes                5,326          4,773
41  Provision for income taxes                          2,116          1,900
                                                      -------        -------

42                 Net Income                         $ 3,210        $ 2,873
                                                      =======        =======

                      BankAmerica Corporation and Subsidiaries
                            Consolidated Balance Sheet


                                             Dec. 31    Sept. 30    Dec. 31
   (in millions)                                1997        1997       1996
                                            --------    --------   --------
   Assets
 1 Cash and due from banks                  $ 14,280    $ 13,854     16,223
 2 Interest-bearing deposits in banks          5,862       5,368      5,708
 3 Federal funds sold                            105          48        134
 4 Securities purchased under resale
     agreements                                9,774      10,076      7,275
 5 Trading account assets                     15,551      16,351     12,205
 6 Available-for-sale securities              12,786      12,408     12,113
 7 Held-to-maturity securities                 3,667       3,689      4,138

 8 Loans                                     167,111     166,986    165,415
 9 Less: Allowance for credit losses           3,500       3,504      3,523
                                            --------    --------   --------
10    Net loans                              163,611     163,482    161,892
11 Customers' acceptance liability             3,561       3,154      2,861
12 Accrued interest receivable                 1,570       1,593      1,441
13 Goodwill, net                               3,822       3,727      3,938
14 Identifiable intangibles, net               1,374       1,459      1,616
15 Unrealized gains on off-balance-
      sheet instruments                       10,929       7,892      7,682
16 Premises and equipment, net                 3,880       3,909      3,987
17 Other assets                                9,387      10,510      9,540
                                            --------    --------   --------

18     Total Assets                         $260,159    $257,520   $250,753
                                            ========    ========   ========

   Liabilities & Stockholders' Equity
     Deposits in domestic offices:
19    Interest-bearing                      $ 94,495    $ 94,074   $ 84,133
20    Noninterest-bearing                     33,704      31,206     39,694
   Deposits in foreign offices:
21    Interest-bearing                        42,326      44,450     42,732
22    Noninterest-bearing                      1,512       1,683      1,456
--                                          --------    --------   --------
23      Total deposits                       172,037     171,413    168,015
24 Federal funds purchased                     3,751       1,349      2,176
25 Securities sold under repurchase
      agreements                              11,159      11,024      7,644
26 Other short-term borrowings                15,702      18,701     17,566
27 Acceptances outstanding                     3,563       3,154      2,861
28 Accrued interest payable                      978       1,023        879
29 Unrealized losses on off-balance-
      sheet instruments                       10,502       7,541      7,633
30 Other liabilities                           6,835       7,318      6,004
31 Long-term debt                             13,922      14,198     15,785
                                            --------    --------   --------
32     Total liabilities                     238,449     235,721    228,563

33   Corporation  obligated
       mandatorily   redeemable
       preferred  securities  of
       subsidiary trusts holding
       solely junior  subordinated
       deferrable  interest
       debentures of the corporation
       (trust preferred
       securities)                             1,873       1,873      1,477

   STOCKHOLDERS' EQUITY
34 Preferred stock                               614         848      2,242
35 Common stock                                1,210/a/    1,210/a/     605
36 Additional paid-in capital                  7,974/a/    7,947/a/   8,467
37 Retained earnings                          13,726      13,168     11,500
38 Net unrealized gain on
     available-for-sale securities               137         108         32
39 Common stock in treasury, at cost          (3,824)     (3,355)    (2,133)
                                            --------    --------   --------
40     Total stockholders' equity             19,837      19,926     20,713
                                            --------    --------   --------
41       Total Liabilities and
           Stockholders' Equity             $260,159    $257,520   $250,753
                                            ========    ========   ========
------------------------------------------------------------------------

/a/Reflects a two-for-one stock split effective June 2, 1997.